News Release JLL Issues €350 Million of Senior Unsecured Notes Reinforces strong financial profile with the Euro-denominated issuance of 1.96% notes due 2027 and 2.21% notes due 2029 CHICAGO, June 29, 2017 – Jones Lang LaSalle Incorporated (NYSE: JLL) today announced that it strengthened its solid financial position by issuing an aggregate principal amount of €350 million of Senior Unsecured Notes. The private debt issuance included €175 million of 1.96%, 10-year notes due 2027 and €175 million of 2.21%, 12-year notes due 2029. JLL intends to use the net proceeds from the offering for general corporate purposes and to reduce the outstanding borrowings under its revolving credit facility. “We took advantage of the attractive interest rate environment to extend our debt maturities and increase our fixed-debt profile,” said Christie B. Kelly, Chief Financial Officer of JLL. “This private placement aligns funding with our European business mix and furthers our commitment to financial strength and investment-grade ratings for the long-term benefit of our clients and investors.” The notes offered in the private placement have not been registered under the Securities Act of 1933, as amended, or state securities laws. They may not be offered or sold in the United States absent registration with the U.S. Securities and Exchange Commission or an applicable exemption from such registration requirements. This news release is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy the notes described in this news release, nor shall there be any sale of the notes in any state or jurisdiction in which such an offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. - ends - About JLL JLL (NYSE: JLL) is a leading professional services firm that specializes in real estate and investment management. A Fortune 500 company, JLL helps real estate owners, occupiers and investors achieve their business ambitions. In 2016, JLL had revenue of $6.8 billion and fee revenue of $5.8 billion and, on behalf of clients, managed 4.4 billion square feet, or 409 million square meters, and completed sales acquisitions and finance transactions of approximately $136 billion. At the end of the first quarter of 2017, JLL had nearly 300 corporate offices, operations in over 80 countries and a global workforce of more than 78,000. As of March 31, 2017, LaSalle Investment Management had $58.0 billion of real estate under asset management. JLL is the brand name, and a registered trademark, of Jones Lang LaSalle Incorporated. For further information, visit www.jll.com. Connect with us Contact: Gayle Kantro Phone: +1 312 228 2795 Email: Gayle.Kantro@am.jll.com

FORWARD-LOOKING STATEMENTS Statements in this news release regarding, among other things, future financial results and performance, achievements, plans and objectives, and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors which may cause our actual results, performance, achievements, plans and objectives, and dividend payments to be materially different from those expressed or implied by such forward-looking statements. For additional information concerning risks, uncertainties, and other factors that could cause actual results to differ materially from those anticipated in forward-looking statements, and risks to our business in general, please refer to those factors discussed under “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures about Market Risk,” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2016, in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, and in other reports filed with the Securities and Exchange Commission (the “SEC”). There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by our Board of Directors. Any forward-looking statements speak only as of the date of this release, and except to the extent required by applicable securities laws, we expressly disclaim any obligation or undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in our expectations or results, or any change in events.